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                                                       EXHIBIT 10.8

HEWLETT-PACKARD COMPANY                         HEWLETT
5301 Stevens Creek Boulevard                    PACKARD
P.O. Box 58059
Santa Clara, California 95052-8059

                                  January  1, 1996
                                  1996 Agreement #:  57AJN
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COMPUCOM SYSTEMS, INC.
10100 NORTH CENTRAL EXPRESSWAY
PRODUCT SERVICES
DALLAS, TX  75231
Customer ICN:  1310

Dear COMPUCOM SYSTEMS, INC.,

In HP's quest to simplify the contracting and negotiating process, your 1996 HP Agreement and Addendum is based substantially on your 1995 Agreement and Addendum.

In fact, the text of the 1995 Agreement, Addendum and Exhibit L as negotiated between HP and you is carried forward and repeated in 1996, except for those modifications indicated in this letter. All other terms and conditions of your 1995 Agreement remain unchanged.

Included with this letter are the new companion documents which form a part of your 1996 Agreement, the Operations Policy Manual, Product Acquisition and Resale Categories and Product Exhibits.

Amendments to your U.S. Reseller Agreement:
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Section 2.A.3
Status Change:  Modify to read as follows:

"Undergo a merger, acquisition, consolidation or other reorganization with the result that any entity controls 50% or more of Reseller's capital stock or assets after such transaction; or"

Section 10
Price Adjustments; Price Protection: Deleted and moved to the Operations Policy Manual (OPM) as modified

Section 16
Reseller Record Keeping:  Modify to read as follows:

"HP or HP's designate will be given prompt access during normal business hours, either on sight or through other means specified by HP to Reseller's customer records of account specifically related to HP Products as HP believes are reasonably necessary to verify and audit Reseller's compliance with this Agreement"

Amendment to your U.S. Dealer Addendum:
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Section 3.E
Dealer Responsibilities:   Deleted and moved as modified to the HP Product
Acquisition and Resale Categories.
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Section 5
Volume Commitment Levels:  Modify to read as follows:

DEALERS AT LEVEL I DISCOUNT
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A.   Dealer volume commitment levels are described on the attached Product
     Exhibits and are based upon 12 month purchase volume levels.

DEALERS AT LEVEL II DISCOUNT
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B.   Dealer volume commitment levels are described on the attached Product
     Exhibits and are based upon 12 month purchase, sell-through volume levels.

If the term of this Agreement or any new Addendum or Product Exhibit is less than 12 months, an applicable 12 month volume commitment level will be calculated for Dealer by projection over a full 12 month term.

Section 6
Dealer Order Milestones:  Modify to read as follows:

A. Unless otherwise specified in the Product Exhibits, as of 5 months after the effective date of this Agreement, HP will review Dealer's progress towards its volume commitment.

DEALERS AT LEVEL I DISCOUNT
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1.   If Dealer's orders in those first 5 months represent less than 35% of its
     12 month volume commitment level, HP may terminate all or any part of this Agreement.

2. If Dealer's orders sell-through in the first 5 months is 42% or more of the 12 month volume commitment level required for greater Dealer discounts, then Dealer orders during the remaining term of this Agreement will be subject to those greater discounts.

3. If Dealer later cancels any order that resulted in HP granting Dealer a higher discount level, HP may reduce Dealer's discount to the level which would have applied had all orders never been placed.

DEALERS AT LEVEL II DISCOUNT
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4.   If Dealer's orders sell-through in those first 5 months represent less than
     35% of its month volume commitment level, then Dealer's orders during the remaining term of this Agreement will be subject to the lower Dealer discounts corresponding to the 12 months volume commitment level projected by Dealer's orders in those first 5 months. If the projected orders are below HP's minimum volume commitment level, HP may terminate all or any part of this Agreement.

B. Dealer discounts for orders during the first 5 months of this Agreement will not be affected by the milestone adjustments above.

Product Exhibit(s):
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U201/U301

Effective March 1, 1996 the U201 and U301 Product Exhibits will be merged together into the U201 Full Line Reseller Exhibit. The 10M commitment level will continue to be based on order. The 135M commitment level will be changed from order based to sell-through based.
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U70
Effective March 1, 1996 the U70 Product Exhibit will be obsolete as the products are now on the U201 Full Line Reseller Exhibit.

Signature Page
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Change effective date to 3/1/96 and the expiration date to 2/28/97.


AUTHORIZED SIGNATURES         HEWLETT-PACKARD COMPANY
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/s/ Edward R. Anderson          /s/ Susan Weatherman
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Authorized Signature            Sue Weatherman, Reseller Contracts Manager

Edward R. Anderson              February 28, 1996
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Typed Name                      Date

President
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Title

February 22, 1996
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Date